Exhibit 3.5

OFFICE OF THE SECRETARY OF STATE

STATE OF OKLAHOMA [SEAL]

CERTIFIED COPY OF DOCUMENTS ON FILE

CERTIFICATE

I THE UNDERSIGNED, Secretary of State of the State of Oklahoma, do hereby certify that, to the date of this certificate, the attached is a true and correct copy of documents on file in this office as described below of:

NAME OF ENTITY

ADVANCED FINANCIAL SOLUTIONS, INC.

DOCUMENT TYPE	DOCUMENT FILING DATE
Certificate of Merger	December 29, 2006
Certificate of Merger	December 29, 2006
Certificate of Merger	December 29, 2006
Certificate of Merger	December 29, 2006
Certificate of Merger	October 29, 2004
Amended Certificate of Incorporation	November 18, 1996
Amended Certificate of Incorporation	October 07, 1996
Amended Certificate of Incorporation	June 19, 1996
Certificate of Incorporation	July 08, 1992

IN TESTIMONY WHEREOF, I hereunto set my hand and affixed the Great Seal of the State of Oklahoma, done at the City of Oklahoma City, this 18th, day of June, 2010.

Secretary Of State

12/29/2006 03:23 PM	FILED - Oklahoma Secretary of State 12/29/2006 15:48
OKLAHOMA SECRETARY OF STATE

SOS

6387660012

CERTIFICATE OF MERGER OR CONSOLIDATION

DOMESTIC CORPORATION & BUSINESS ENTITY

TO:	OKLAHOMA SECRETARY OF STATE
2300 N. Lincoln Blvd., Room 101, State Capitol Building Oklahoma City, OK 73105-4897 (405) 522-4560

SPECIAL INSTRUCTIONS: Submit this form to file a merger or consolidation pursuant to Section 1090.2 of the Oklahoma General Corporation Act. Please consult this act carefully. Use this form ONLY when one or more Oklahoma corporations merge with one or more business entities, of this state or of any other state or states of the United States or of the District of Columbia. As used in this section, “business entity” means a domestic or foreign partnership whether general or limited, limited liability company, business trust, common law trust, or other unincorporated business.

FILING FEE: If the survivor is: (1) Oklahoma corporation - $100.00 minimum; (2) Oklahoma not for profit corporation - $25.00; (3) Oklahoma limited partnership - $100.00; (4) Foreign limited partnership - $100.00; (5) Foreign limited liability company - $100.00; (6) Other Oklahoma business entity - $100.00; or (7) Other foreign business entity - $100.00.

A. The Agreement of Merger or Consolidation, ATTACHED HERETO, has been adopted, approved, certified, executed, and acknowledged by each of the corporations in the same manner as is provided in Title 18, Section 1081 and, in the case of the business entities, in accordance with their constituent agreements and in accordance with the laws of the state under which they are formed, as the case may be.

OR

B. In lieu of filing an executed agreement of merger or consolidation, the surviving or resulting corporation or business entity hereby states and certifies as follows:

1.	The name, type of entity and state of domicile of each of the constituent entities:

NAME OF ENTITY	TYPE OF ENTITY	STATE OF DOMICILE

Medical Banking Exchange LLC	Limited Liability Company	Oklahoma

Advanced Financial Solutions, Inc.	Corporation	Oklahoma

(See “Special Instructions” above to identify type of business entity.)

2.	An agreement of merger or consolidation has been approved, adopted, certified, executed, and acknowledged by each of the constituent entities in accordance with Title 18, Section 1090.2 (C.).

3.	The name of the surviving or resulting corporation or business entity:

Advanced Financial Solutions, Inc.

4.	Check the statement applicable to the merger or consolidation:

	☒.	A corporation is the surviving entity of the merger and no amendments or changes are desired so that the certificate of incorporation of the surviving corporation shall be its certificate of incorporation.

	☐.	A corporation is the surviving entity of the merger and any amendments or changes in the certificate of incorporation as are desired to be effected by the merger are set out in an attachment hereto.

	☐.	A corporation is the resulting entity of a consolidation and the certificate of incorporation of the resulting corporation is set forth in an attachment hereto.

	☐.	A business entity is the resulting entity of a consolidation and the charter of the resulting entity is set forth in an attachment hereto.

5.	The executed agreement of consolidation or merger is on file at the principal place of business of the surviving corporation or business entity at the following address:

4900 West Brown Deer Road	Brown Deer	WI	53223
Street Address	City	State	Zip Code

6.	A copy of the agreement of consolidation or merger shall be furnished by the surviving or resulting entity, on request and without cost, to any shareholder of any constituent corporation or any partner of any constituent business entity.

7.	☐.	Check, If applicable, and complete the required information:

The entity surviving or resulting from the merger or consolidation is to be governed by the laws of the District of Columbia or any state other than this state and hereby agrees that it may be served with process in this state in any proceeding for enforcement of any obligation of any constituent corporation or business entity of this state, as well as for enforcement of any obligation of the surviving or resulting corporation or business entity arising from fee merger or consolidation, including any suit or other proceeding to enforce the right of any shareholders as determined in appraisal proceedings pursuant to the provisions of Title 18, Section 1091.

The surviving or resulting entity irrevocably appoints the Secretary of State as its agent to accept service of process in any such suit or other proceedings. The address to which a copy of any process shall be mailed by the Secretary of State is:

Street Address	City	State	Zip Code

IN WITNESS WHEREOF, such surviving or resulting entity has caused this certificate of merger or consolidation to be executed this 29th day of December, 2006.

/s/ Norrie J. Daroga	/s/ Angela K. Torres
Signature	Signature

Norrie J. Daroga, Senior Vice President	Angela K. Torres, Assistant Secretary
Type or Print Name & Title, If Applicable	Type or Print Name & Title, If Applicable

(SOS FORM 0072-12/01)

OFFICE OF THE SECRETARY OF STATE

STATE OF OKLAHOMA [SEAL]

CERTIFICATE OF MERGER

WHEREAS,

ADVANCED FINANCIAL SOLUTIONS, INC.

a corporation organized under the laws of the State of OKLAHOMA, has filed in the office of the Secretary of State duly authenticated evidence of a merger whereby said corporation is the survivor, as provided by the laws of the State of Oklahoma.

NOW THEREFORE, I, the undersigned Secretary of State of Oklahoma, by virtue of the powers vested in me by law, do hereby issue this Certificate evidencing such merger.

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused to be affixed the Great Seal of the State of Oklahoma.

EFFECTIVE DATE: January 01, 2007

THE STATE OF OKLAHOMA [SEAL]	Filed in the City of Oklahoma City this 29th day of December, 2006,.

Secretary Of State

FILED - Oklahoma Secretary of State 12/29/2006 15:47

12/29/2006 03:23 PM

OKLAHOMA SECRETARY OF STATE

SOS

6387660011

CERTIFICATE OF MERGER OR CONSOLIDATION

DOMESTIC CORPORATION & BUSINESS ENTITY

TO:	OKLAHOMA SECRETARY OF STATE
2300 N. Lincoln Blvd., Room 101, State Capitol Building Oklahoma City, OK 73105-4897 (405) 522-4560

SPECIAL INSTRUCTIONS: Submit this form to file a merger or consolidation pursuant to Section 1090.2 of the Oklahoma General Corporation Act. Please consult this act carefully. Use this form ONLY when one or more Oklahoma corporations merge with one or more business entities, of this state or of any other state or states of the United States or of the District of Columbia. As used in this section, “business entity” means a domestic or foreign partnership whether general or limited, limited liability company, business trust, common law trust, or other unincorporated business.

FILING FEE: If the survivor is: (1) Oklahoma corporation - $100.00 minimum; (2) Oklahoma not for profit corporation - $25.00; (3) Oklahoma limited partnership - $100.00; (4) Foreign limited partnership - $100.00; (5) Foreign limited liability company - $100.00; (6) Other Oklahoma business entity - $100.00; or (7) Other foreign business entity - $100.00.

A. The Agreement of Merger or Consolidation, ATTACHED HERETO, has been adopted, approved, certified, executed, and acknowledged by each of the corporations in the same manner as is provided in Title 18, Section 1081 and, in the case of the business entities, in accordance with their constituent agreements and in accordance with the laws of the state under which they are formed, as the case may be.

OR

B. In lieu of filing an executed agreement of merger or consolidation, the surviving or resulting corporation or business entity hereby states and certifies as follows:

1.	The name, type of entity and state of domicile of each of the constituent entities:

NAME OF ENTITY	TYPE OF ENTITY	STATE OF DOMICILE

Advanced Financial Solutions Designs LLC	Limited Liability Company	Oklahoma

Advanced Financial Solutions, Inc.	Corporation	Oklahoma

(See “Special Instructions” above to identify type of business entity.)

2.	An agreement of merger or consolidation has been approved, adopted, certified, executed, and acknowledged by each of the constituent entities in accordance with Title 18, Section 1090.2(C.).

3.	The name of the surviving or resulting corporation or business entity:

Advanced Financial Solutions, Inc.

4.	Check the statement applicable to the merger or consolidation:

	☒.	A corporation is the surviving entity of the merger and no amendments or changes are desired so that the certificate of incorporation of the surviving corporation shall be its certificate of incorporation.

	☐.	A corporation is the surviving entity of the merger and any amendments or changes in the certificate of incorporation as are desired to be effected by the merger are set out in an attachment hereto.

	☐.	A corporation is the resulting entity of a consolidation and the certificate of incorporation of the resulting corporation is set forth in an attachment hereto.

	☐.	A business entity is the resulting entity of a consolidation and the charter of the resulting entity is set forth in an attachment hereto.

5.	The executed agreement of consolidation or merger is on file at the principal place of business of the surviving corporation or business entity at the following address:

4900 West Brown Deer Road	Brown Deer	WI	53223
Street Address	City	State	Zip Code

6.	A copy of the agreement of consolidation or merger shall be furnished by the surviving or resulting entity, on request and without cost, to any shareholder of any constituent corporation or any partner of any constituent business entity.

7	☐.	Check, If applicable, and complete the required information:

The entity surviving or resulting from the merger or consolidation is to be governed by the laws of the District of Columbia or any state other than this state and hereby agrees that it may be served with process in this state in any proceeding for enforcement of any obligation of any constituent corporation or business entity of this state, as well as for enforcement of any obligation of the surviving or resulting corporation or business entity arising from the merger or consolidation, including any suit or other proceeding to enforce the right of any shareholders as determined in appraisal proceedings pursuant to the provisions of Title 18, Section 1091.

The surviving or resulting entity irrevocably appoints the Secretary of State as its agent to accept service of process in any such suit or other proceedings. The address to which a copy of any process shall be mailed by the Secretary of State is:

Street Address	City	State	Zip Code

IN WITNESS WHEREOF, such surviving or resulting entity has caused this certificate of merger or consolidation to be executed this 29th day of December, 2006.

/s/ Norrie J. Daroga	/s/ Angela K. Torres
Signature	Signature

Norrie J. Daroga, Senior Vice President	Angela K. Torres, Assistant Secretary
Type or Print Name & Title, If Applicable	Type or Print Name & Title, If Applicable

(SOS FORM 0072-12/01)

OFFICE OF THE SECRETARY OF STATE

STATE OF OKLAHOMA [SEAL]

CERTIFICATE OF MERGER

WHEREAS,

ADVANCED FINANCIAL SOLUTIONS, INC.

a corporation organized under the laws of the State of OKLAHOMA, has filed in the office of the Secretary of State duly authenticated evidence of a merger whereby said corporation is the survivor, as provided by the laws of the State of Oklahoma.

NOW THEREFORE, I, the undersigned Secretary of State of Oklahoma, by virtue of the powers vested in me by law, do hereby issue this Certificate evidencing such merger.

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused to be affixed the Great Seal of the State of Oklahoma.

EFFECTIVE DATE: January 01, 2007

THE STATE OF OKLAHOMA [SEAL]	Filed in the City of Oklahoma City this 29th day of December, 2006,.

Secretary Of State

FILED - Oklahoma Secretary of State 12/29/2006 15:45

FILE IN DUPLICATE

PRINT CLEARLY

CERTIFICATE OF MERGER OR CONSOLIDATION

DOMESTIC CORPORATION & BUSINESS ENTITY

TO:	OKLAHOMA SECRETARY OF STATE
2300 N. Lincoln Blvd., Room 101, State Capitol Building
Oklahoma City, OK 73105-4897
(405)522-4560

SPECIAL INSTRUCTIONS: Submit this form to file a merger or consolidation pursuant to Section 1090.2 of the Oklahoma General Corporation Act. Please consult this act carefully. Use this form ONLY when one or more Oklahoma corporations merge with one or more business entities, of this state or of any other state or states of the United States or of the District of Columbia. As used in this section, “business entity” means a domestic or foreign partnership whether general or limited, limited liability company, business trust, common law trust, or other unincorporated business.

FILING FEE: If the survivor is: (1) Oklahoma corporation - $100.00 minimum; (2) Oklahoma not for profit corporation - $25.00; (3) Oklahoma limited partnership - $100.00; (4) Foreign limited partnership - $100.00; (5) Foreign limited liability company - $100.00; (6) Other Oklahoma business entity - $100.00; or (7) Other foreign business entity - $100.00.

A. The Agreement of Merger or Consolidation, ATTACHED HERETO, has been adopted, approved, certified, executed, and acknowledged by each of the corporations in the same manner as is provided in Title 18, Section 1081 and, in the case of the business entities, in accordance with their constituent agreements and in accordance with the laws of the state under which they are formed, as the case may be.

OR

B. In lieu of filing an executed agreement of merger consolidation, the surviving or resulting corporation or business entity hereby states and certifies as follows:

1.	The name, type of entity and state of domicile of each of the constituent entities:

NAME OF ENTITY	TYPE OF ENTITY	STATE OF DOMICILE

Advanced Financial Solutions LLC	Limited Liability Company	Delaware

Advanced Financial Solutions, Inc.	Corporation	Oklahoma

(See “Special Instructions” above to identify type of business entity.)

2.	An agreement of merger or consolidation has been approved, adopted, certified, executed, and acknowledged by each of the constituent entities in accordance with Title 18, Section 1090.2 (C.).

3.	The name of the surviving or resulting corporation or business entity:

Advanced Financial Solutions, Inc.	12/29/2006 03:23 PM OKLAHOMA SECRETARY OF STATE
SOS 6387660007

4.	Check the statement applicable to the merger or consolidation:

	☒.	A corporation is the surviving entity of the merger and no amendments or changes are desired so that the certificate of incorporation of the surviving corporation shall be its certificate of incorporation.

	☐.	A corporation is the surviving entity of the merger and any amendments or changes in the certificate of incorporation as are desired to be effected by the merger are set out in an attachment hereto.

	☐.	A corporation is the resulting entity of a consolidation and the certificate of incorporation of the resulting corporation is set forth in an attachment hereto.

	☐.	A business entity is the resulting entity of a consolidation and the charter of the resulting entity is set forth in an attachment hereto.

5.	The executed agreement of consolidation or merger is on file at the principal place of business of the surviving corporation or business entity at the following address:

4900 West Brown Deer Road	Brown Deer	WI	53223
Street Address	City	State	Zip Code

6.	A copy of the agreement of consolidation or merger shall be furnished by the surviving or resulting entity, on request and without cost, to any shareholder of any constituent corporation or any partner of any constituent business entity.

7.	☐.	Check, If applicable, and complete the required information:

The entity surviving or resulting from the merger or consolidation is to be governed by the laws of the District of Columbia or any state other than this state and hereby agrees that it may be served with process in this state in any proceeding for enforcement of any obligation of any constituent corporation or business entity of this state, as well as for enforcement of any obligation of the surviving or resulting corporation or business entity arising from the merger or consolidation, including any suit or other proceeding to enforce the right of any shareholders as determined in appraisal proceedings pursuant to the provisions of Title 18, Section 1091.

The surviving or resulting entity irrevocably appoints the Secretary of State as its agent to accept service of process in any such suit or other proceedings. The address to which a copy of any process shall be mailed by the Secretary of State is:

Street Address	City	State	Zip Code

IN WITNESS WHEREOF, such surviving or resulting entity has caused this certificate of merger or consolidation to be executed this 29th day of December, 2006.

/s/ Norrie J. Daroga	/s/ Angela K. Torres
Signature	Signature

Norrie J. Daroga, Senior Vice President	Angela K. Torres, Assistant Secretary
Type or Print Name & Title, If Applicable	Type or Print Name & Title, If Applicable
(SOS FORM 0072-12/01)

OFFICE OF THE SECRETARY OF STATE

STATE OF OKLAHOMA [SEAL]

CERTIFICATE OF MERGER

WHEREAS,

ADVANCED FINANCIAL SOLUTIONS, INC.

a corporation organized under the laws of the State of OKLAHOMA, has filed in the office of the Secretary of State duly authenticated evidence of a merger whereby said corporation is the survivor, as provided by the laws of the State of Oklahoma.

NOW THEREFORE, I, the undersigned Secretary of State of Oklahoma, by virtue of the powers vested in me by law, do hereby issue this Certificate evidencing such merger.

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused to be affixed the Great Seal of the State of Oklahoma.

EFFECTIVE DATE: January 01, 2007

THE STATE OF OKLAHOMA [SEAL]	Filed in the City of Oklahoma City this 29th day of December, 2006,.

Secretary Of State

FILED - Oklahoma Secretary of State 12/29/2006 15:43

FILE IN DUPLICATE

PRINT CLEARLY

CERTIFICATE OF MERGER OR CONSOLIDATION

DOMESTIC CORPORATION & BUSINESS ENTITY

TO:	OKLAHOMA SECRETARY OF STATE
2300 N. Lincoln Blvd., Room 101, State Capitol Building
Oklahoma City, OK 73105-4897
(405)522-4560

SPECIAL INSTRUCTIONS: Submit this form to file a merger or consolidation pursuant to Section 1090.2 of the Oklahoma General Corporation Act. Please consult this act carefully. Use this form ONLY when one or more Oklahoma corporations merge with one or more business entities, of this state or of any other state or states of the United States or of the District of Columbia. As used in this section, “business entity" means a domestic or foreign partnership whether general or limited, limited liability company, business trust, common law trust, or other unincorporated business.

FILING FEE: If the survivor is: (1) Oklahoma corporation - $100.00 minimum; (2) Oklahoma not for profit corporation - S25.00; (3) Oklahoma limited partnership - $100.00; (4) Foreign limited partnership - $100.00; (5) Foreign limited liability company - $100.00; (6) Other Oklahoma business entity - $100.00; or (7) Other foreign business entity - $100.00.

A. The Agreement of Merger or Consolidation, ATTACHED HERETO, has been adopted, approved, certified, executed, and acknowledged by each of the corporations in the same manner as is provided in Title 18, Section 1081 and, in the case of the business entities, in accordance with their constituent agreements and in accordance with the laws of the state under which they are formed, as the case may be.

OR

B. In lieu of filing an executed agreement of merger or consolidation, the surviving or resulting corporation or business entity hereby states and certifies as follows:

1.	The name, type of entity and state of domicile of each of the constituent entities:

NAME OF ENTITY	TYPE OF ENTITY	STATE OF DOMICILE

Advanced Financial Solutions Holdings LLC	Limited Liability Company	Oklahoma

Advanced Financial Solutions, Inc.	Corporation	Oklahoma

(See “Special Instructions” above to identify type of business entity.)

2.	An agreement of merger or consolidation has been approved, adopted, certified, executed, and acknowledged by each of the constituent entities in accordance with Title 18, Section 1090.2 (C.).

3.	The name of the surviving or resulting corporation or business entity:

Advanced Financial Solutions, Inc.	12/29/2006 03:23PM OKLAHOMA SECRETARY OF STATE S0S 6387660006

4.	Check the statement applicable to the merger or consolidation:

	☒.	A corporation is the surviving entity of the merger and no amendments or changes are desired so that the certificate of incorporation of the surviving corporation shall be its certificate of incorporation.

	☐.	A corporation is the surviving entity of the merger and any amendments or changes in the certificate of incorporation as are desired to be effected by the merger are set out in an attachment hereto.

	☐.	A corporation is the resulting entity of a consolidation and the certificate of incorporation of the resulting corporation is set forth in an attachment hereto.

	☐.	A business entity is the resulting entity of a consolidation and the charter of the resulting entity is set forth in an attachment hereto.

5.	The executed agreement of consolidation or merger is on file at the principal place of business of the surviving corporation or business entity at the following address:

4900 West Brown Deer Road	Brown Deer	WI	53223
Street Address	City	State	Zip Code

6.	A copy of the agreement of consolidation or merger shall be furnished by the surviving or resulting entity, on request and without cost, to any shareholder of any constituent corporation or any partner of any constituent business entity.

7.	☐.	Check, if applicable, and complete the required information:

The entity surviving or resulting from the merger or consolidation is to be governed by the laws of the District of Columbia or any state other than this state and hereby agrees that it may be served with process in this state in any proceeding for enforcement of any obligation of any constituent corporation or business entity of this state, as well as for enforcement of any obligation of the surviving or resulting corporation or business entity arising from the merger or consolidation, including any suit or other proceeding to enforce the right of any shareholders as determined in appraisal proceedings pursuant to the provisions of Title 18, Section 1091.

The surviving or resulting entity irrevocably appoints the Secretary of State as its agent to accept service of process in any such suit or other proceedings. The address to which a copy of any process shall be mailed by the Secretary of State is:

Street Address	City	State	Zip Code

IN WITNESS WHEREOF, such surviving or resulting entity has caused this certificate of merger or consolidation to be executed this 29th day of December, 2006.

/s/ Norrie J. Daroga	/s/ Angela K. Torres
Signature	Signature

Norrie J. Daroga, Senior Vice President	Angela K. Torres, Assistant Secretary
Type or Print Name & Title, if Applicable	Type or Print Name & Title, If Applicable

(SOS FORM 0072-12/01)

OFFICE OF THE SECRETARY OF STATE

STATE OF OKLAHOMA [SEAL]

CERTIFICATE OF MERGER

WHEREAS,

ADVANCED FINANCIAL SOLUTIONS, INC.

a corporation organized under the laws of the State of OKLAHOMA, has filed in the office of the Secretary of State duly authenticated evidence of a merger whereby said corporation is the survivor, as provided by the laws of the State of Oklahoma.

NOW THEREFORE, I, the undersigned Secretary of State of Oklahoma, by virtue of the powers vested in me by law, do hereby issue this Certificate evidencing such merger.

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused to be affixed the Great Seal of the State of Oklahoma.

EFFECTIVE DATE: January 01, 2007

THE STATE OF OKLAHOMA [SEAL]	Filed in the City of Oklahoma City this 29th day of December, 2006,.

Secretary Of State

OFFICE OF THE SECRETARY OF STATE

STATE OF OKLAHOMA

CERTIFICATE OF INCORPORATION

WHEREAS, the certificate of Incorporation, executed and acknowledged by

ARCHANGEL POWERBOATS, LTD.

has been filed in the office of the Secretary of Sate as provided by the laws of the State of Oklahoma.

NOW THEREFORE, I, the undersigned, Secretary of State of the State of Oklahoma, by virtue of the powers vested in me by law, do hereby issue this certificate evidencing such filling.

IN TESTIMONY WHEREOF, I hereunto set my hand and cause to be affixed the Great Seal of the Sate of Oklahoma.

Filed in the City of Oklahoma City this 8TH day of DECEMBER, 1992.

Secretary of State

By:

333789

DB518649

SOS 2138740016	FILED - Oklahoma Secretary of State 10/29/2004 11:14
RECEIVED OCT 29 2004 OKLAHOMA SECRETARY OF STATE

CERTIFICATE OF MERGER OR CONSOLIDATION

TO:	OKLAHOMA SECRETARY OF STATE

2300 N Lincoln Blvd., Room 101, State Capitol Building

Oklahoma City, Oklahoma 73105-4897

(405) 521-3912

SPECIAL INSTRUCTIONS: Submit this form to file a merger or consolidation pursuant to the Oklahoma General Corporation Act. Please consult this Act carefully. Use this form ONLY when one or more corporations, incorporated under the laws of a jurisdiction other than Oklahoma merge with one or more Oklahoma corporations and the surviving or resulting corporation is an OKLAHOMA corporation.

FILING FEE: IF the authorized capital of the surviving or resulting corporation is increased to a figure greater than the combined authorized capital of all corporations involved plus $50,000.00, the filing fee shall be equal to one-tenth of one percent (1/10th of 1%) of such increase. IF the surviving corporation is a NOT FOR PROFIT corporation, the filing fee shall be $25.00.

A.	The Agreement of Merger or Consolidation, ATTACHED HERETO, has been adopted, approved, certified, executed, and acknowledged by each of the constituent corporations in accordance with the laws under which it is formed, and, in the case of an Oklahoma corporation, in the same manner as is provided in Title 18, Section 1081.

OR

B.	In lieu of filing an executed agreement of merger or consolidation, the surviving or resulting corporation hereby states and certifies as follows:

1.	The name and state of incorporation of each of the constituent corporations are:

NAME OF CORPORATION	STATE OF INCORPORATION

Advanced Financial Solutions Inc.	Oklahoma

Mirror Acquisition Corp.	Wisconsin

2.	An agreement of merger or consolidation (circle one) has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the provisions of Section 1083 of the Oklahoma General Corporation Act. In the case of each foreign corporation, the agreement shall be adopted, approved, executed and acknowledged in accordance with the laws under which it is organized.

3.	The name of the surviving or resulting corporation is:

Advanced Financial Solutions Inc.	*Effective 11:59p.m., October 31, 2004

4.	Check the statement applicable to the merger or consolidation:

•	No amendments or changes are desired so that the certificate of incorporation of the surviving corporation shall be its certificate of incorporation.

•	Any amendments or changes in the certificate of incorporation of the surviving corporation as are desired to be effected by the terms of the merger are set out in an attachment hereto.

•	The certificate of incorporation of the corporation resulting from the consolidation is set forth in an attachment hereto.

5.	The executed agreement of merger or consolidation is on file at the principal place of business of the surviving corporation at the following address:

1200 Sovereign Row	Oklahoma City	OK	73108
STREET ADDRESS	CITY	STATE	ZIP CODE

6.	A copy of the agreement of merger or consolidation will be furnished by the surviving corporation, on request and without cost, to any shareholder of any constituent corporation.

7.	The authorized capital stock of each constituent corporation which is not a corporation of this state:

NAME OF CORPORATION	NO. OF SHARES AUTHORIZED	PAR VALUE PER SHARE

Mirror Acquisition Corp.	10,000	$.01

IN WITNESS WHEREOF, the surviving or resulting corporation has caused this certificate of merger or consolidation to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary this 14 day of October, 2004.

/s/ Paul T. Danola
By its President

Paul T. Danola
Please Print Name

ATTEST:

/s/ Norrie J. Daroga
By its Secretary

Norrie J. Daroga
Please Print Name

(SOS FORM 0024-12/01)

RECORD OF ACTION TAKEN BY CONSENT OF

THE BOARD OF DIRECTORS OF

ADVANCED FINANCIAL SOLUTIONS INC.

The undersigned, being all the director (the “Directors”) of Advanced Financial Solutions, Inc. an Oklahoma corporation (the “Corporation”), adopt the following recitals and resolutions adopted by action taken without a meeting in accordance with section 1027 of the Oklahoma General Corporation Act:

RECITALS

A. In order to simplify recordkeeping, eliminate unnecessary administrative expenses, and centralize management, the undersigned deem it to be in the best interest of the Corporation to effectuate a restructuring of the Corporation (the “Restructuring”).

B. In order to effectuate the Restructuring, the Corporation deems it to be in the best interest of the Corporation to merge the Corporation with its parent, Mirror Acquisition Corp., a Wisconsin corporation (“Mirror”), pursuant to section 180.1104 of the Wisconsin Business Corporations Law and section 1083 of the Oklahoma General Corporation Act (the “Merger”).

RESOLUTIONS

1. The Directors of the Corporation recommend, authorize and approve the Merger of the Corporation with and into Mirror.

2. The form and terms of the Agreement and Plan of Merger, a copy of which is attached hereto as Exhibit A (the “Plan of Merger”), are hereby approved and adopted.

3. Upon the terms set forth in the Plan of Merger, and in accordance with the Wisconsin Business Corporations Law and the Oklahoma General Corporation Act, at the effective time of the merger, the Corporation shall merge with Mirror, and, as a result of the merger, the separate corporate existence of Mirror shall cease and the Corporation shall continue as the surviving corporation of the merger.

4. The President or any other appropriate officer or officers of the Corporation are hereby authorized and directed to file (a) Articles of Merger with the Wisconsin Department of Financial Institutions, and (b) a Certificate of Merger or Consolidation with the Oklahoma Secretary of State.

5. The President or any other appropriate officer or officers of the Corporation are hereby authorized and directed to execute for, on behalf and in the name of the Corporation such records of action or other documents as the President or such other appropriate officer may deem necessary or appropriate to effectuate the Merger and to perform any and all other transactions contemplated by the Merger, to execute such other forms, documents or other items and to take such other actions as he or they, in his or their sole discretion, deems necessary, appropriate or advisable to effectuate the intent and purpose of the foregoing resolutions and a signature appearing thereon shall be conclusive evidence of approval thereof.

Dated effective as of October     , 2004

DIRECTORS

/s/ Paul T. Danola
Paul T. Danola

/s/ Gary L. Nelson
Gary L. Nelson

/s/ Michael D. Hayford
Michael D. Hayford

2

EXHIBIT A

Plan of Merger

AGREEMENT AND PLAN OF MERGER OF

MIRROR ACQUISITION CORP.

WITH AND INTO

ADVANCED FINANCIAL SOLUTIONS INC.

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”), dated the 14 day of October, 2004, is made and entered into by and between Mirror Acquisition Corp., a Wisconsin corporation (“Mirror”), and Advanced Financial Solutions Inc., an Oklahoma corporation (“AFS”) (Mirror and AFS are jointly referred to herein as the “Merging Corporations”).

RECITALS

A. AFS is the wholly-owned subsidiary of Mirror. Mirror is the non-surviving corporation. AFS is the surviving corporation.

B. The Board of Directors of each Merging Corporation deem it advisable for the mutual benefit of the Merging Corporations and their respective shareholders that Mirror be merged with and into AFS under and pursuant to the Wisconsin Business Corporation Law (the “WBCL”) and the Oklahoma General Corporation Act (the “OGCA”).

C. The Board of Directors of the Merging Corporations have approved the merger of Mirror with and into AFS under the terms and conditions set forth below.

AGREEMENTS

In consideration of the Recitals and the mutual agreements below, the parties agree as follows:

ARTICLE I

THE MERGER

At the Effective Time (as defined below), upon the terms and subject to the conditions of this Agreement, and in accordance with the WBCL and OGCA, Mirror shall be merged with and into AFS (the “Merger”). Following the Merger, AFS shall continue as the surviving corporation (the “Surviving Corporation”) and the separate corporate existence of Mirror shall cease.

ARTICLE II

EFFECTIVE TIME

Subject to the terms and conditions set forth in this Agreement, (a) Articles of Merger (“Articles”) shall be duly executed and acknowledged by Mirror and AFS and thereafter delivered to the Wisconsin Department of Financial Institutions and (b) a Certificate of Merger or Consolidation (“Certificate”) shall be duly executed and acknowledged by Mirror to the Secretary of State of the State of Oklahoma for filing pursuant to the WBCL and OGCA, respectively, on or prior to the Effective Time. The Merger shall become effective at 11:59 p.m., Central Standard Time on October 31, 2004 (the “Effective Time”).

ARTICLE III

EFFECTS OF THE MERGER

The Merger shall have the effects set forth in the WBCL and OGCA. Without limiting the generality of the foregoing, at the Effective Time all the properties, rights, privileges, powers and franchises of Mirror and AFS shall vest in the Surviving Corporation and all debts, liabilities and duties of Mirror and AFS shall become the debts, liabilities and duties of the Surviving Corporation.

ARTICLE IV

ARTICLES OF INCORPORATION AND BY-LAWS

The Articles of Incorporation, as amended, if applicable, of AFS in effect at the Effective Time shall be the Articles of Incorporation of the Surviving Corporation.

The By-Laws, as amended and/or restated, if applicable, of AFS in effect at the Effective Time shall be the By-Laws of the Surviving Corporation until amended in accordance with the OGCA.

ARTICLE V

DIRECTORS AND OFFICERS

A. The directors of AFS at the Effective Time shall be the initial directors of the Surviving Corporation, to hold office in accordance with the Articles of Incorporation and By-Laws, as either may be amended and/or restated, if applicable, of the Surviving Corporation until such director’s successor is duly elected or appointed and qualified.

B. The officers of AFS at the Effective Time shall be the initial officers of the Surviving Corporation, each to hold office in accordance with the Articles of Incorporation and By-Laws, as either may be amended and/or restated, if applicable, of the Surviving Corporation until such officer’s successor is duly elected or appointed and qualified.

2

ARTICLE VI

CONVERSION OF SHARES

A. At the Effective Time, each share of Mirror’s $.01 par value common stock (the “MIRROR Common Stock”) which is issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of Mirror, AFS or any holder of shares of Mirror Common Stock, be converted into one share of AFS’s $1.00 par value common stock (the “AFS Common Stock”).

B. At the Effective Time, each share of AFS Common Stock held by Mirror immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of Mirror, AFS or any holder of shares of AFS Common Stock, be canceled, retired and cease to exist.

ARTICLE VII

EXCHANGE OF CERTIFICATES

A. Upon surrender of a certificate or certificates, which immediately prior to the Effective Time represented outstanding shares of Mirror Common Stock (the “Certificates”) for cancellation to AFS, together with such other documents as may reasonably be requested by AFS, the holder of such Certificate shall be entitled to receive in exchange a certificate for shares of AFS Common Stock pursuant to Article VI.

B. After the Effective Time and until surrendered as contemplated by this Article VII, each Certificate shall be deemed to represent only the right to receive a certificate for shares of AFS Common Stock as contemplated by Article VI.

C. All shares of AFS Common Stock issued upon the surrender for exchange of shares of Mirror Common Stock shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Mirror Common Stock, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Mirror Common Stock which were outstanding immediately prior to the Effective Time.

ARTICLE VIII

MISCELLANEOUS

A. This Agreement may not be modified, amended or supplemented except by mutual written agreement of Mirror and AFS. Either party may waive in writing any term or condition contained in this Agreement and intended to be for its benefit;

3

provided, however, that no waiver by a party, whether by conduct or otherwise, in any one or more instances, shall be deemed or construed as a further or continuing waiver of any such term or condition.

B. This Agreement represents the entire agreement of the parties with respect to the subject matter hereof and no provision or document of any kind shall be included in or form a part of this Agreement except by mutual, written consent of Mirror and AFS.

C. The provisions contained in this Agreement are severable. If any provision of this Agreement is determined for any reason to be invalid, illegal or unenforceable, such determination shall not affect the validity, legality or enforceability of the remaining provisions, and the rights and obligations of the parties shall be construed and enforced as though this Agreement did not contain such invalid, illegal or unenforceable provision.

D. This Agreement shall be governed by and construed in accordance With the internal laws of the State of Oklahoma. Section headings are solely for the convenience of the reader and are not intended for interpretation or construction of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Merger to be executed as of the 14 day of October, 2004.

MIRROR ACQUISITION CORP.

BY	/s/ Norrie J. Daroga
Norrie J. Daroga, Senior Vice President, Secretary and Treasurer

ADVANCED FINANCIAL SOLUTIONS INC.

BY	/s/ Michael D. Hayford
Michael D. Hayford, Executive Vice President

4

OFFICE OF THE SECRETARY OF STATE

STATE OF OKLAHOMA[SEAL]

CERTIFICATE OF MERGER

WHEREAS,

ADVANCED FINANCIAL SOLUTIONS, INC.

a corporation organized under the laws of the State of OKLAHOMA, has filed in the office of the Secretary of State duly authenticated evidence of a merger whereby said corporation is the survivor, as provided by the laws of the State of Oklahoma.

NOW THEREFORE, I, the undersigned Secretary of State of Oklahoma, by virtue of the powers vested in me by law, do hereby issue this Certificate evidencing such merger.

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused to be affixed the Great Seal of the State of Oklahoma.

EFFECTIVE DATE: October 31, 2004

THE STATE OF OKLAHOMA [SEAL]	Filed in the City of Oklahoma City this 29th day of October, 2004,.

Secretary Of State

[ILLEGIBLE]

DB513748 - 003

Change or Designation

of

Registered Agent

and/or

Location of

Registered Office

(Oklahoma Corporation)

FILED

NOV 18 1996

OKLAHOMA SECRETARY OF STATE

FOR OFFICE USE ONLY

FILE IN DUPLICATE

PLEASE PRINT CLEARLY

PLEASE NOTE: This form MUST be filed with a letter from the Oklahoma Tax Commission stating the franchise tax has been paid by the corporation for the current fiscal year, with the exception of not for profit corporations.

TO: THE OKLAHOMA SECRETARY OF STATE, 101 State Capitol, Oklahoma City, OK 73105

The undersigned, for the purpose of changing its registered agent and/or registered office pursuant to Section 1023/1026 of the Oklahoma General Corporation Act, hereby certifies:

1. The name of the corporation is:

Advanced Financial Solutions, Inc.

2. The location of the registered office of this corporation is:

735 First National Building, Oklahoma City, Oklahoma 73102

Street Address City County Zip Code

(P.O. Boxes are not acceptable.)

3. The name of the registered agent at such address upon whom process against this corporation may be served is:

THE CORPORATION COMPANY

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by its President and attested by its Secretary, this 31 day of October, 1996.

GARY L NELSON

by President (Please print name)

ATTEST:

Rodney L. Kroutil

by Secretary (Please print name)

(OKLAHOMA - 777 - 2/8/95) (FM0056-7/94)

FRX

06011

STATE OF OKLAHOMA [SEAL]

OKLAHOMA TAX COMMISSION

ROBERT E. ANDERSON, Chairman ROBERT V. CULLISON, Vice-chairman DON KILPATRICK, Sec’y-member	STATE OF OKLAHOMA 2501 LINCOLN BLVD. OKLAHOMA CITY, OKLAHOMA 73194	BUSINESS TAX DIVISION REGISTRATION SECTION (405) 521-3161 FEI: 731406986

	BOA	09/25/96

SECRETARY OF STATE

ROOM 101, STATE CAPITOL BUILDING

OKLAHOMA CITY, OK. 73105

RE:	ADVANCED FINANCIAL SOLUTIONS, INC.

QUALIFICATION DATE: 07/08/92

DEAR SECRETARY:

THIS IS TO CERTIFY THAT THE FILES OF THIS OFFICE SHOW THE REFERENCED CORPORATION HAS FILED A FRANCHISE TAX RETURN FOR THE FISCAL YEAR ENDING JUNE 30, 1997 AND HAS PAID THE FRANCHISE TAX AS SHOWN BY SAID RETURN.

NO CERTIFICATION IS MADE AS TO ANY CORPORATE FRANCHISE TAXES WHICH MAY BE DUE BUT NOT YET ASSESSED, NOR WHICH HAVE BEEN ASSESSED AND PROTESTED.

THIS LETTER MAY NOT THEREFORE BE ACCEPTED FOR PURPOSES OF DISSOLUTION OR WITHDRAWAL.

SINCERELY,

OKLAHOMA TAX COMMISSION

BUSINESS TAX DIVISION

REGISTRATION SECTION

OFFICE OF THE SECRETARY OF STATE

STATE OF OKLAHOMA

AMENDED & RESTATED

CERTIFICATE OF INCORPORATION

WHEREAS, the Amended and Restated Certificate of Incorporation of

ADVANCED FINANCIAL SOLUTIONS, INC.

has been filed in the office of the Secretary of the State as provided by the laws of the State of Oklahoma.

NOW THEREFORE, I, the undersigned, Secretary of State of the State of Oklahoma, by virtue of powers vested in me by law, do hereby issue this certificate evidencing such filing.

IN TESTIMONY WHEREOF, I hereunto set my hand and cause to be affixed the Great Seal of the State of Oklahoma.

Filed in the City of Oklahoma City this 7th day of October, 1996.

Secretary of State

By:

FILED OCT 7 1996 OKLAHOMA SECRETARY OF STATE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF ADVANCED FINANCIAL SOLUTIONS, INC.

Advanced Financial Solutions, Inc., a Corporation organized under the laws of the State of Oklahoma on the 8th day of July, 1992 does hereby certify that at a meeting of the Board of Directors of Advanced Financial Solutions, Inc., resolutions were duly adopted setting forth a proposed Amended and Restated Certificate of Incorporation, declaring said Amended and Restated Certificate of Incorporation to be advisable and calling for the proposed Amended and Restated Certificate of Incorporation to be submitted to the Shareholders of said Corporation for consideration thereof. Thereafter, the Shareholders by Consent to Action Without a Meeting adopted the Amended and Restated Certificate of Incorporation in the manner and by the vote prescribed by Section 1073 and 1077 of the Oklahoma General Corporation Act.

This Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Section 1080 of the Oklahoma General Corporation Act.

ARTICLE ONE

NAME

The name of this Corporation is Advanced Financial Solutions, Inc.

ARTICLE TWO

REGISTERED OFFICE AND AGENT

The address of its registered office in the State of Oklahoma, County of Oklahoma, is: 101 N. Broadway, Suite 800, Oklahoma City, Oklahoma 73102, and the name of its registered agent at such address is: Jonna D. Kirschner.

ARTICLE THREE

NATURE OF BUSINESS; PURPOSES

The nature of the business and purposes to be conducted or promoted are:

To engage in any lawful act or activity for which corporations may be organized under the Oklahoma General Corporation Act, or any act amendatory thereof, supplemental thereto or substituted therefor.

To manufacture, purchase or otherwise acquire, invest in, own, mortgage, pledge, sell, assign and transfer or otherwise dispose of, trade, deal in and deal with goods, wares, merchandise and personal property of every class and description.

To acquire, and pay for with cash, stock or bonds of this Corporation or otherwise, the goodwill, rights, assets and property, and to undertake or assume the whole or any part of the obligations or liabilities, of any person, firm, association or corporation.

To acquire, hold, use, sell, assign, lease, grant licenses in respect of, mortgage, or otherwise dispose of, letters patent of the United States or any foreign country, patent rights, licenses and privileges, inventions, improvements and processes, copyrights, trademarks and trade names, relating to or useful in connection with any business of the Corporation.

To acquire by purchase, subscription or otherwise, and to receive, hold, own, guarantee, sell, assign, exchange, transfer, mortgage, pledge or otherwise dispose of or deal in and with, any of the shares of the capital stock, or any voting trust certificates in respect of the shares of capital stock, scrip, warrants, rights, bonds, debentures, notes, trust receipts, and other securities, obligations, choices in action and evidences of indebtedness or interest issued or created by any corporations, syndicates, associations, firms, trusts or persons, public or private, or by the government of the United States of America, or by any foreign government, or by any state, territory, province, municipality or other political subdivision, or by any governmental agency, as owner thereof, to possess and exercise all the rights, powers and privileges of ownership, including the right to execute consents and vote thereon, and to do any and all acts and things necessary or advisable for the preservation, protection, improvement and enhancement in value thereof.

To borrow or raise money for any of the purposes of the Corporation and, from time to time without limit as to amount, to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments and evidences of indebtedness, and to secure the payment of any thereof, and of the interest thereon, by mortgage upon or pledge conveyance of assignment in trust of the whole or any part of the property of the Corporation, whether at the time owned or thereafter acquired, and to sell, pledge or otherwise dispose of such bonds or other obligations of the Corporation for its corporate purposes.

To purchase, receive, take by grant, gift, devise, bequest or otherwise, lease, or otherwise acquire, own, hold, improve, employ, use and otherwise deal in and with real or personal property, or any interest therein, whether situated, and to sell, convey, lease, exchange, transfer or otherwise dispose of, or mortgage or pledge, any or all of the Corporation’s property and assets, or any interest therein, wherever situated.

In general, to possess and exercise all the powers and privileges granted by the Oklahoma General Corporation Act, any other law of Oklahoma or this Certificate of Incorporation together with any powers incidental thereto, so far as such powers and privileges are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.

The business and purposes specified in the foregoing clauses shall not be (except where otherwise expressed), limited or restricted by reference to, or inference from, the terms of any other clause in this Certificate of Incorporation, but the business and purposes specified in each of the foregoing clauses of this Article Three shall be regarded as independent business and purposes.

ARTICLE FOUR

AUTHORIZED CAPITAL STOCK

This Corporation is authorized to issue two (2) classes of shares of stock, one designated “Class A Common Stock”; and one designated “Class B Common Stock”. The total number of shares of Common Stock which this Corporation shall have authority to issue is fifty thousand (50,000) shares, divided into thirty thousand (30,000) shares of Class A Common Stock, par value $1.00 per share, and twenty thousand (20,000) shares of Class B Common Stock, par value $1.00 per share.

The following is a description of each class of stock of the Corporation with the preferences, conversion and other rights, restrictions, voting powers and qualifications of each class:

1. Except as hereinafter provided with respect to voting powers, the Class A Common Stock and the Class B Common Stock of the Corporation shall be identical in all respects.

2. With respect to voting powers, except as otherwise required by the Oklahoma General Corporation Act, the holders of Class A Common Stock shall possess all voting powers for all purposes, including by way of illustration and not of limitation the election of directors, and the holders of Class B Common Stock shall have no voting power whatsoever, and no holder of Class B Common Stock shall vote on or otherwise participate in any proceedings in which actions shall be taken by the Corporation or the shareholders thereof or be entitled to notification as to any meeting of the Board of Directors or the shareholders.

The Board of Directors of the Corporation shall have full authority, to the extent permitted by law, to increase, decrease or otherwise adjust the capital stock of the Corporation, to designate the classes or series thereof, and to determine whether all or any part of such stock shall have voting powers, full or limited, or no voting powers, and to determine such designations, and such powers, preferences, relative, participating or optional, or other special rights and qualifications, limitations or restrictions thereof, as the Board of Directors shall from time to time determine in duly adopted resolutions.

The Corporation may, at any time and from time to time whenever authorized by resolution of the Board of Directors and without any action by its Shareholders, issue or sell any shares of its capital stock of any class or series, whether out of the unissued shares thereof authorized by the Certificate of Incorporation of the Corporation as originally filed, or by an amendment thereof, or out of shares of its capital stock acquired by it after the issue thereof, and whether or not the shares thereof so issued or sold shall confer upon the holders thereof the right to exchange or convert such shares for or into other shares of capital stock of the Corporation of any class or classes or any series thereof. When similarly authorized, but without any action by its Shareholders, the Corporation may issue or grant rights, warrants or options, in bearer form, registered form, or such other form as the Board of Directors may determine, for the purchase of shares of the capital stock of any class or series of the Corporation within such period of time, or without limit as to time, to such aggregate number of shares, as the Board of Directors may determine. Such rights, warrants or options may be issued or granted separately or in connection with the issue of any bonds, debentures, notes, obligations, or other evidences of indebtedness, or shares of the capital stock of any class or series of the Corporation, and on such terms and conditions as the Board of Directors may determine. In each case, the consideration to be received by the Corporation for any such shares, rights, warrants, options, or other obligations, or evidences of indebtedness of the Corporation issued, granted or sold shall be such as shall be fixed from time to time by resolution of the Board of Directors, provided, however, that no shares of capital stock of the Corporation shall be issued or sold below par value, or if the shares do not have a par value, not below stated value, as determined by the Board of Directors.

ARTICLE FIVE

NUMBER OF DIRECTORS

The number of Directors of this Corporation shall be one or more as specified in the Bylaws, and such number may from time to time be increased or decreased under the Bylaws, or any amendment, or change thereof.

ARTICLE SIX

POWERS OF THE BOARD OF DIRECTORS

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

(a)	To adopt, amend or repeal the Bylaws of the Corporation.

(b)	To authorize and cause to be executed or granted mortgages, security interests and liens upon the real and personal property of the Corporation.

(c)	To set apart out of any of the funds of the Corporation available for dividends, a reserve or reserves for any proper purpose, and to abolish any such reserve in the manner in which it was created.

(d)

By a majority of the whole Board of Directors, to designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The Board may designate one (1) or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution or in the Bylaws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, the Bylaws may provide that in the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they may constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

(e)	When and as authorized by the affirmative vote of the holders of a majority of the stock issued and outstanding having voting power given at a Shareholders’ meeting duly called upon such notice as is required by law, or when authorized by the written consent of the holders of a majority of the voting stock issued and outstanding, to sell, lease or exchange all, or substantially all, of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, and other corporation or corporations, as its Board of Directors shall deem expedient and for the best interests of the Corporation.

ARTICLE SEVEN

DIRECTOR LIABILITY

No Director shall be personally liable to the Corporation or any stockholder for monetary damages for breach of fiduciary duty by such Director as a Director, except for any matter in respect of which such Director shall be liable under Section 1031 of the Oklahoma General Corporation Act or any amendment thereto or successor provision thereof or shall be liable by reason that, in addition to any and all other requirements for such liability, he (i) shall have breached his duty of loyalty to the Corporation or its stockholders, (ii) in acting or in failing to act, shall not have acted in good faith or shall have acted in a manner involving intentional misconduct or a knowing violation of law or (iii) under Section 1053, of the Oklahoma General Corporation Act, shall have allowed an unlawful payment of a dividend or unlawful stock purchase or redemption (iv) shall have derived an improper personal benefit from the transaction in respect of which such breach of fiduciary duty occurred. Neither the amendment nor repeal of this Article Seven shall eliminate or reduce the effect of this Article Seven in respect of any matter occurring, or any cause of Article Seven in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article Seven would accrue or arise, prior to such amendment or repeal. If the Oklahoma General Corporation Act is amended hereafter to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Oklahoma General Corporation Act, as so amended from time to time.

ARTICLE EIGHT

RELATED PARTY TRANSACTIONS

To the extent permitted by law, no contract or transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its Directors or officers are Directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the Directors or officers are present at or participate in the meeting of the Board or committee thereof which authorized the contract or transaction, or solely because the Directors or officers or their votes are counted for such purpose.

ARTICLE NINE

INFORMAL REORGANIZATION

Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between this Corporation and its Shareholders or any class of them, any court of equitable jurisdiction within the State of Oklahoma, on the application in a summary way of the Corporation or of any creditor or Shareholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 1106 of the Oklahoma General Corporation Act or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 1100 of the Oklahoma General Corporation Act, may order a meeting of the creditors or class of creditors, and/or of the Shareholders or class of Shareholders of this Corporation, as the case may be, to be summoned in such manner as the court directs. If a majority in number representing three-fourths (3/4) in value of the creditors or class of creditors, and/or of the Shareholders or class of Shareholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, and/or on all the Shareholders or class of Shareholders, of the Corporation, as the case may be, and also on the Corporation.

ARTICLE TEN

AMENDMENT OF CERTIFICATE OF INCORPORATION

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereinafter prescribed by law and all rights conferred upon the Shareholders herein are granted subject to this reservation; provided however, that no amendment to this Certificate of Incorporation shall be made which imposes personal liability for the debts, actions or otherwise of the Corporation or its Shareholders without the consent of the holders of all of the capital stock of the Corporation, whether or not they may be otherwise entitled to vote.

The Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its President and attested to by its Secretary, who declare and certify that this is the act and deed of the Corporation and that the facts herein stated are true, as of this 27th day of March, 1996.

/s/ PRESTON L. FARRIS
PRESTON L. FARRIS, President

ATTEST:

/s/ RODNEY KROUTIL
RODNEY KROUTIL, Secretary

STATE OF OKLAHOMA [SEAL]

OKLAHOMA TAX COMMISSION

STATE OF OKLAHOMA

ROBERT E. ANDERSON, Chairman ROBERT V. CULUSON, Vice-Chairman DON KILPATRICK, Secretary-Member	2501 LINCOLN BLVD. OKLAHOMA CITY, OKLAHOMA 73194	FRX

(405) 521-3161

October 7, 1996

Secretary of State

Room 101, State Capitol Building

Oklahoma City, OK 73105

RE:	ADVANCED FINANCIAL SOLUTIONS, INC.

Qualification date: 07/08/92

Dear Secretary:

This is to certify that the files of this office show the referenced corporation has filed a Franchise Tax return of the fiscal year ending June 30, 1997 and has paid the Franchise Tax as shown by said return.

No certification is made as to any corporate Franchise Taxes which may be due but not yet assessed, nor which have been assessed and protested.

This letter may not therefore be accepted for purposes of dissolution or withdrawal.

Sincerely,

OKLAHOMA TAX COMMISSION

Registration Division

73204130000

DB513748

- 001

Change or Designation

of

Registered Agent

and/or

Location of

Registered Office

(Oklahoma Corporation)

FILED

JUN 19 1996

OKLAHOMA SECRETARY OF STATE

FOR OFFICE USE ONLY

FILE IN DUPLICATE

PLEASE PRINT CLEARLY

PLEASE NOTE: This form MUST be filed with a letter from the Oklahoma Tax Commission stating the franchise tax has been paid by the corporation for the current fiscal year, with the exception of not for profit corporations.

TO: THE OKLAHOMA SECRETARY OF STATE, 101 State Capitol, Oklahoma City, OK 73105

The undersigned, for the purpose of changing its registered agent and/or registered office pursuant to Section 1023/1026 of the Oklahoma General Corporation Act, hereby certifies:

1. The name of the corporation is: Advanced Financial Solutions, Inc.

2. The location of the registered office of this corporation is:

1601 NW Expy, Suite 300 Okla City Okla 73118

Street Address City County Zip Code

(P.O. Boxes are not acceptable.)

3. The name of the registered agent at such address upon whom process against this corporation may be served is:

Harvey L. Harmon Jr.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by its President and attested by its Secretary, this 19th day of June, 1996.

PRESTON L. FARRIS

by President

(Please print name)

ATTEST:

Rodney L. Kroutil

by Secretary

(Please print name)

(FM0056-Revised 09/91)

[ILLEGIBLE]

[ILLEGIBLE]

STATE OF OKLAHOMA [SEAL]

OKLAHOMA TAX COMMISSION

STATE OF OKLAHOMA

ROBERT E. ANDERSON, Chairman ROBERT L. WADLEY, Vice-Chairman DON KlLPATRICK, Sec’y-Member	2501 LINCOLN BLVD. OKLAHOMA CITY, OKLAHOMA 73194	FRX

405-521-3161

June 19, 1996

Secretary of State

Room 101, State Capitol Building

Oklahoma City, OK 73105

RE:	ADVANCED FINANCIAL SOLUTIONS, INC.

Qualification date: 07/08/92

Dear Secretary:

This is to certify that the files of this office show the referenced corporation has filed a Franchise Tax return of the fiscal year ending June 30, 1996 and has paid the Franchise Tax as shown by said return.

No certification is made as to any corporate Franchise Taxes which may be due but not yet assessed, nor which have been assessed and protested.

This letter may not therefore be accepted for purposes of dissolution or withdrawal.

Sincerely,

OKLAHOMA TAX COMMISSION

Business Tax Division
Registration Section

OFFICE OF THE SECRETARY OF STATE

STATE OF OKLAHOMA

CERTIFICATE OF INCORPORATION

WHEREAS, the Certificate of Incorporation, executed and acknowledged by

ADVANCED FINANCIAL SOLUTIONS, INC.

has been filed in the Secretary of State as provided by the laws of the

State of Oklahoma.

NOW THEREFORE, I, the undersigned, Secretary of State of the State of Oklahoma, by virtue of the powers vested in me by law, do hereby issue this certificate evidencing such filing.

IN TESTIMONY WHEREOF, I hereunto set my hand and cause to be affixed the Great Seal of the State of Oklahoma.

Filed in the City of Oklahoma City this 8TH.

day of JULY, 1992.

Secretary of State

By:

FEE: $1.00 per $1,000.00

On Authorized Capital

MINIMUM FEE: $50.00

CERTIFICATE OF INCORPORATION

(PROFIT)

FILED

JUL-8 1992

OKLA SECRETARY OF STATE

FOR OFFICE USE ONLY

FILE IN DUPLICATE

PRINT CLEARLY

TO THE SECRETARY OF STATE OF THE STATE OF OKLAHOMA:

1. The name of this corporation is:

Advanced Financial Solutions, Inc.

(Please refer to procedure sheet for statutory words required to be included in the corporate name.)

2. The address of the registered office in the State of Oklahoma and the name of the registered agent at such address are.

Jeff Summerford 8305 N.W. 112th Terrace

Oklahoma City

Oklahoma

73162

NAME NUMBER & STREET ADDRESS

(P.O. BOXES ARE NOT ACCEPTABLE.)

CITY

COUNTY

ZIP CODE

3. The duration of the corporation is: perpetual

(Perpetual unless otherwise stated)

4. The purpose or purposes for which the corporation is formed are.

The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the general corporation law of Oklahoma.

5. The aggregate number of shares which the corporation shall have authority to issue, the designation of each class, the number of shares of each class, and the par value of the shares of each class are as follows:

NUMBER OF SHARES

SERIES

PAR VALUE PER SHARE

(Or, if without par value, so state)

Common 3,000

$1.00

Preferred

TOTAL NO. SHARES: 3,000

TOTAL AUTHORIZED CAPITAL. $3,000.00

6. If the powers of the incorporator(s) are to terminate upon the filing of the certificate of incorporation, the names and mailing addresses of the persons who are to serve as directors.

NAME

MAILING ADDRESS CITY

STATE

ZIP CODE

Jeff Summerford 8305 N.W. 112th Terrace

Oklahoma City OK

73162

Preston L. Farris

1701 Silver Oaks Drive Edmond OK

73034

7. The name and mailing address of the undersigned incorporator(s):

NAME

MAILING ADDRESS CITY

STATE

ZIP CODE

Kevin L. Miller 4111 N.

Lincoln Blvd. Oklahoma City OK

73105

THE UNDERSIGNED, for the purpose of forming a corporation under the laws of the State of Oklahoma does certify that the facts herein stated are true, and has accordingly hereunto set my hand this 8th day of July, 1992.

Signature

Signature

(SOS FORM 0002-11/86)